As filed with the Securities and Exchange Commission on March 16, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CULLEN FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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645 Fifth Avenue, Suite 1201

New York, NY 10022

March 16, 2016

Dear Shareholder:

You are an investor in one or more funds (the “Funds”) offered as part of the Cullen Funds Trust (the “Trust”).

A special meeting (the “Meeting”) of the shareholders of each Fund will be held at the offices of Cullen Capital Management LLC, the Funds’ investment adviser, 645 Fifth Avenue, Suite 1201, New York, New York at 11:00 a.m., Eastern time on Friday, April 29, 2016 to vote on the proposals listed in the enclosed joint proxy statement for the Meeting.

At the Meeting, shareholders of the Funds are being asked to elect the Board of Trustees of the Trust.

The Trustees of the Trust, including a majority of the independent Trustees, have reviewed the proposals to be presented at the Meeting and concluded they are in the best interest of you, the shareholder, and the Funds and they recommend you vote FOR each of the proposals, including a vote FOR each of the Trustee nominees.

Each enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. You are cordially invited to attend the Meeting for each Fund in which you own shares. Shareholders of record who do not expect to vote in person at the Meeting are requested to complete, date and sign the forms of proxy, if received by mail, and return them promptly in the envelope provided for this purpose. You have been provided with the opportunity on your proxy cards or voting instructions forms to provide voting instructions via automated telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxies to act on your behalf at the Meeting; please take advantage of those prompt and efficient voting options.

Sincerely,

James P. Cullen
Chairman and Chief Executive Officer

CULLEN FUNDS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2016

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund, the Cullen Small Cap Value Fund, the Cullen Value Fund, the Cullen Emerging Markets High Dividend Fund and the Cullen Enhanced Equity Income Fund (each a “Fund,” and collectively the “Funds”), each of which is a series of the Cullen Funds Trust (the “Trust”), will be held on April 29, 2016 at 11:00 a.m. Eastern time, at the offices of Cullen Capital Management LLC, the Funds’ investment adviser, 645 Fifth Avenue, Suite 1201, New York, New York.

At the Meeting, the following proposals are to be considered and voted on by shareholders of record of the Funds:

Proposal 1:	Election of Trustees.
Proposal 2:	To Conduct Such Other Business As May Be Properly Brought Before the Meeting.

Shareholders of record at the close of business on March 11, 2016 are entitled to notice of, and to vote at, the Meeting. Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, please vote, sign and date the proxy and return it promptly so that a quorum will be present at the Meeting. You also have the opportunity to provide voting instructions via the automated telephone process or the Internet. The Funds encourage shareholders to take advantage of these prompt and efficient voting options.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 29, 2016: This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees,

Rahul D. Sharma
Secretary

CONTENTS OF PROXY STATEMENT

 i

INDEX OF EXHIBITS

 ii

CULLEN FUNDS TRUST

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Cullen Funds Trust (the “Board”, with members of the Board referred to as “Trustees”) from the shareholders of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund, the Cullen Small Cap Value Fund, the Cullen Value Fund, the Cullen Emerging Markets High Dividend Fund and the Cullen Enhanced Equity Income Fund (each, a “Fund” and collectively, the “Funds”), each of which is a series of the Trust, to be voted at a special meeting of the shareholders of the Funds (the “Meeting”). The Trust is a statutory trust organized under the laws of the State of Delaware. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Meeting is scheduled to be held at 11:00 a.m., Eastern Time on April 29, 2016 at the offices of Cullen Capital Management LLC, the Funds’ investment adviser (the “Adviser”), 645 Fifth Avenue, Suite 1201, New York, New York and at any adjournment thereof to vote on the proposals described in this Proxy Statement. The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders of each Fund at the Meeting.

This Proxy Statement will be mailed to shareholders on or about March 28, 2016. The close of business on March 11, 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

Each Fund of which you are a shareholder is named on each proxy card you receive. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card for the Meeting. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you authorize your proxies by telephone or over the Internet, you will be asked to enter a unique control number that has been assigned to you for EACH Fund you own, which is printed on your proxy cards. This control number is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Funds’ Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted at the Meeting FOR the election of the Trustee nominees listed in this Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

Execution and submission of a proxy does not affect your right to attend the Meeting in person.

The Board may seek one or more adjournments of the Meeting if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at the Meeting, including any adjournment, on any proposal for which there are sufficient votes for one Fund (or class thereof) even though the Meeting is adjourned as to that same proposal or to other proposals for other Funds (or other classes thereof).

All costs associated with the Meeting, including the expenses of preparing, printing and distributing this Proxy Statement, and legal expenses, are being borne by the Adviser, the investment adviser to the Funds, and are not an expense to the shareholders.

The Adviser is located at 645 Fifth Avenue, Suite 1201, New York, New York, 10022. Subject to the general supervision of the Trust’s Board, the Adviser is responsible for the day-to-day investment decisions of the Funds in accordance with each Fund’s investment objective and policies. In exchange for these services, the Adviser receives an annual management fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. As of February 29, 2016, the Adviser had $15.9 billion in assets under management.

The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has provided investment advice to investment companies within the Cullen family of funds since July 1, 2000. The Funds’ distributor and principal underwriter, ALPS Distributors, Inc. (“ALPS Distributors”) has its principal office at 1290 Broadway, Denver, Colorado, 80203. State Street Bank & Trust Company serves as custodian for the Funds’ cash and securities and has its principal office at One Lincoln Street, Boston, Massachusetts, 02111. ALPS Fund Services, Inc. provides transfer agent, dividend disbursing services and administrative services to the Funds and has its principal office at 1290 Broadway, Denver, Colorado, 80203.

You can obtain a copy of the Funds’ most recent Annual Reports and Semi-Annual Reports at no cost by calling the Funds toll-free at 1-877-485-8586 or by writing to Cullen Funds Trust, P.O. Box 13584, Denver, Colorado, 802030. You may also obtain a free copy of these documents on the Funds’ website at http://www.cullenfunds.com. These reports have been previously mailed to shareholders.

To avoid the unnecessary expense and delay of further solicitation, we urge you to indicate voting instructions on each enclosed proxy card, and if received by mail, date and sign each proxy card and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted in accordance with the recommendations of the Board. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order to instruct your broker or dealer to vote your shares on any proposal.

SUMMARY OF PROPOSALS

The following chart specifies the Funds (or share classes) whose shareholders will be entitled to vote at the Meeting on the proposal being presented for shareholder consideration. The proposals are set forth in the Notice of Special Meeting of Shareholders and are discussed in detail in this Joint Proxy Statement.

PROPOSAL	AFFECTED FUNDS (CLASSES)
Proposal 1: Election of Trustees	All Funds, voting together: Cullen High Dividend Equity Fund, Cullen International High Dividend Fund, Cullen Small Cap Value Fund, Cullen Value Fund, Cullen Emerging Markets High Dividend Fund and Cullen Enhanced Equity Income Fund.

Proposal 2: Such Other Business As May Be Properly Brought Before the Meeting.	To be determined depending on the nature of such other business, otherwise, all Funds, voting together: Cullen High Dividend Equity Fund, Cullen International High Dividend Fund, Cullen Small Cap Value Fund, Cullen Value Fund, Cullen Emerging Markets High Dividend Fund and Cullen Enhanced Equity Income Fund.

SUMMARY OF VOTING REQUIREMENTS

The following table summarizes the voting requirements for each of the proposals being presented at the Meeting:

PROPOSAL	SHAREHOLDERS ENTITLED TO VOTE	VOTE REQUIRED FOR APPROVAL
Proposal 1: Election of Trustees	Shareholders of the Trust vote together for each nominee (shareholders of all Funds of the Trust vote together as a single class)	Each nominee must be elected by a plurality of shareholders of the Trust voting at the Meeting

Proposal 2: Such Other Business As May Be Properly Brought Before the Meeting.	To be determined depending on the nature of such other business.	To be determined depending on the nature of such other business.

A quorum with respect to the Funds is constituted by one-third of the shares of all Funds outstanding and entitled to vote at that Meeting, present in person or by proxy.

Each nominee for the Board of Cullen Funds Trust will be elected only if approved by a plurality of the shareholders of all Funds, voting together.

The direct or indirect ownership of certain Fund (or class) shares by Messrs. James P. Cullen, Brooks H. Cullen, Rahul D. Sharma, Steven M. Mullooly and Jeffrey T. Battaglia is set forth in the table “Beneficial Ownership by Trustees and Officers.” Each of these persons is an officer of the Adviser and the Trust. Mr. James P. Cullen also is an interested Trustee of the Trust. As shareholders of the Funds, these persons intend to vote in favor of all the Trustee Nominees and the other applicable proposals. Depending on the number of shares of a Fund or share class outstanding, these favorable votes could be a deciding factor in approving an applicable proposal.

An abstention will not be counted in favor of, but will have no other effect on the vote for, Proposal 1, which requires the approval of a plurality of the shares of the Trust. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares or to grant a proxy with respect thereto, or if the record owner has and exercises discretionary voting power. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval (although such broker “non-votes” will be counted for the purposes of determining if a quorum is present at the Meeting with respect to a Fund). Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, but grants a proxy for the shares, those shares will be counted toward the quorum.

In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals set forth in the Notice of Special Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxy holders will vote those proxies that they are entitled to vote for any such proposals in favor of such an adjournment, and will vote those proxies required to be voted against any such proposals against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Holders of record of the shares of beneficial interest of each Fund at the close of business on March 11, 2016 (the Record Date), as to any matter on which they are entitled to vote, will be entitled to one vote per full share and a proportionate share of one vote for each fractional share on all business of the Meeting. The table below sets forth the number of shares outstanding of each Fund as of the Record Date.

Shares Outstanding

As of March 11, 2016, each Fund of the Trust and each class thereof had shares outstanding of record as set forth in the table below:

Fund	Class	Shares Outstanding on Record Date March 11, 2016
Cullen High Dividend Equity Fund	Retail	19,685,828.21
	I	89,501,487.46
	C	5,441,339.52
	R1	198,700.92
	R2	236,420.23
Cullen International High Dividend Fund	Retail	4,178,866.48
	I	19,702,492.71
	C	354,157.39
	R1	5,395.63
	R2	16,124.65
Cullen Small Cap Value Fund	Retail	77,993.27
	I	388,908.13
	C	8,559.47
Cullen Value Fund	Retail	61,118.28
	I	2,152,352.01
	C	26,147.48
Cullen Emerging Markets High Dividend Fund	Retail	1,217,377.69
	I	18,134,358.99
	C	348,962.53
Cullen Enhanced Equity Income Fund	Retail	50,000.00
	I	400,000.00
	C	50,000.00

Beneficial Owners

As of March 11, 2016, to the knowledge of the Trust, no person owned beneficially or of record 5% or more of the outstanding shares of any class of any Fund except as set forth in the following table:

Fund (Class)	Name and Address	Shares Held	Percent of Outstanding Shares (Class)

Cullen High Dividend Equity Fund (Retail)	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	7,052,524.69	35.81%

	National Financial Services, LLC 82 Devonshire Street Mail Zone ZE7F Boston, MA 02109	4,701,504.07	23.89%

	Oppenheimer & Co., Inc. Mutual Funds Dept. 85 Broad Street Floor 4 New York, NY 10004	3,005,183.78	15.26%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	1,845,017.58	9.38%

	Raymond James & Associates, Inc. 880 Carillon Pkwy St Petersburg, FL 33716	994,331.40	5.05%

Cullen High Dividend Equity Fund (I)	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	22,468,266.27	25.11%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 1 Jacksonville, FL 32246	12,581,535.13	14.07%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10,906,978.53	12.18%

	J.P. Morgan Chase Bank, N.A. 40 S Cleveland Avenue Building 350 Westerville, OH 43081	9,678,772.46	10.80%

	Key Bank, N.A. 130 Liberty Street New York, NY 10006	9,174,589.86	10.25%

	Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza Floor 12 New York, NY 10004	6,386,265.82	7.13%

	National Financial Services, LLC 82 Devonshire Street Mail Zone ZE7F Boston, MA 02109	4,665,728.17	5.22%

Cullen High Dividend Equity Fund (C)	National Financial Services, LLC 82 Devonshire Street Mail Zone ZE7F Boston, MA 02109	1,626,608.993	29.90%

	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	983,010.88	18.07%

	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	527,484.28	9.70%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	487,802.46	8.97%

	Robert W. Baird & Co. Inc. Attn: Mutual Funds Department 777 East Wisconsin Avenue Floor 26 Milwaukee, WI 53202	390,567.63	7.16%

	Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza Floor 12 New York, NY 10004	355,162.94	6.53%

	First Clearing, LLC Mailcode: H006-09V 1 North Jefferson Avenue Saint Louis, MO 63103	285,509.46	5.25%

Cullen High Dividend Equity Fund (R1)	MG Trust 717 17th Street, Suite 1300 Denver, CO 80202	156,715.91	78.87%

	Ascensus Trust Company Po Box 10577 Fargo, ND 58106	27,133.90	13.66%

Cullen High Dividend Equity Fund (R2)	ADP Broker-Dealer, Inc. 1 ADP Boulevard MSC 325 Roseland, NJ 07068	149,388.44	63.22%

	Mid Atlantic Capital Corp. 1251 Waterfront Place Suite 510 Pittsburgh, PA 15222	43,901.07	18.55%

	MG Trust 717 17th Street Suite 1300 Denver, CO 80202	23,995.17	10.14%

Cullen International High Dividend Fund (Retail)	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	1,268,729.40	30.23%

	Oppenheimer & Co., Inc. Mutual Funds Dept. 85 Broad Street Floor 4 New York, NY 10004	1,173,778.65	28.15%

	National Financial Services, LLC 82 Devonshire Street Mail Zone ZE7F Boston, MA 02109	567,381.71	13.61%

	Mid Atlantic Capital Corp. 1251 Waterfront Place Suite 510 Pittsburgh, PA 15222	368,502.07	8.84%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	305,356.88	7.30%

Cullen International High Dividend Fund (I)	J.P. Morgan Chase Bank, N.A. 340 S Cleveland Avenue Building 350 Westerville, OH 43081	3,768,152.38	19.13%

	William Blair & Company LLC 222 West Adams Street Chicago, IL 60606	3,211,866.24	16.30%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 1 Jacksonville, FL 32246	2,493,872.65	12.66%

	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	1,861,060.32	9.45%

	Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza Floor 12 New York, NY 10004	1,485,069.02	7.53%

	National Financial Services, LLC 82 Devonshire Street Mail Zone ZE7F Boston, MA 02109	1,089,051.54	5.53%

	PNC Bank, N.A. 116 Allegheny Center Mall MSC P8-YB35-02-K Pittsburgh, PA 15212	1,031,111.86	5.23%

Cullen International High Dividend Fund (C)	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	128,990.28	36.42%

	Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza Floor 12 New York, NY 10004	81,106.97	22.90%

	William Blair & Company LLC 222 West Adams Street Chicago, Il 60606	44,387.02	12.53%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	34,058.40	9.62%

	Oppenheimer & Co., Inc. Mutual Funds Dept. 85 Broad Street Floor 4 New York, NY 10004	24,694.79	6.97%

Cullen International High Dividend Fund (R1)	James P. Cullen 645 Fifth Avenue Suite 1201 New York, NY 10022	4,808.14	89.12%

	Ascensus Trust Company PO Box 10577 Fargo, ND 58106	477.08	8.84%

Cullen International High Dividend Fund (R2)	Mid Atlantic Capital Corp. 1251 Waterfront Place Suite 510 Pittsburgh, PA 15222	10,646.29	66.02%

	James P. Cullen 645 Fifth Avenue Suite 1201 New York, NY 10022	4,903.51	30.41%

Cullen Small Cap Value Fund (Retail)	National Financial Services, LLC 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	34,476.37	44.20%

	Oppenheimer & Co., Inc. Mutual Funds Dept. 85 Broad Street Floor 4 New York, NY 10004	27,653.91	35.46%

	Charles Schwab & Co., Inc. Attn Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	7,217.89	9.25%

Cullen Small Cap Value Fund (I)	James P Cullen 645 Fifth Avenue Suite 1201 New York, NY 10022	148,736.82	38.25%

	MassMutual Financial Group 1295 State Street Springfield, MA 01111	112,818.33	29.01%

	Brooks H Cullen & Kelly D Cullen JTWROS 645 Fifth Avenue Suite 1201 New York, NY 10022	35,956.46	9.25%

	National Financial Services, LLC 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	28,441.86	7.31%

	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	19,998.99	5.14%

Cullen Small Cap Value Fund (C)	National Financial Services, LLC 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	4,368.48	51.04%

	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	2,142.30	25.03%

	William Blair & Company LLC 222 West Adams Street Chicago, IL 60606	1,830.44	21.38%

Cullen Value Fund (Retail)	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	33,322.32	54.52%

	National Financial Services, LLC 82 Devonshire Street Mail Zone ZE7F Boston, MA 02109	12,274.75	20.08%

	James P. Cullen 645 Fifth Avenue Suite 1201 New York, NY 10022	10,662.01	17.44%

Cullen Value Fund (C)	William Blair & Company LLC 222 West Adams Street Chicago, IL 60606	11,641.90	44.52%

	James P. Cullen 645 Fifth Avenue Suite 1201 New York, NY 10022	10,414.96	39.83%

	Oppenheimer & Co., Inc. Mutual Funds Dept. 85 Broad Street Floor 4 New York, NY 10004	2,731.47	10.45%

	Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	1,359.16	5.20%

Cullen Value Fund (I)	Colorado State Bank & Trust Co. Custodian Larry R. Tackett IRA 6101 Almond Terrace Plantation FL 33317	661,124.13	30.72%

	James P. Cullen James P. Cullen IRA 645 Fifth Avenue Suite 1201 New York, NY 10022	497,319.36	23.11%

	William Blair & Company LLC 222 West Adams Street Chicago, IL 60606	212,145.67	9.86%

	Brooks H. Cullen & Kelly D. Cullen JTWORS 645 Fifth Avenue Suite 1201 New York, NY 10022	134,383.95	6.24%

	Carol M. Tackett Trust Carol M. Tackett Trustee 6101 Almond Terrace Plantation FL 33317	116,638.07	5.42%

Cullen Emerging Markets High Dividend Fund (Retail)	BMO Harris Bank, N.A. 111 W Monroe Street Chicago, IL 60603	565,304.95	46.42%

	National Financial Services, LLC 82 Devonshire Street Mail Zone ZE7F Boston, MA 02109	208,018.80	17.06%

	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	170,722.73	13.93%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Floor 1 Jacksonville, FL 32246	81,303.71	6.68%

Cullen Emerging Markets High Dividend Fund (C)	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	292,293.86	83.76%

	UBS Financial Services, Inc. Attn: Compliance Dept. 1000 Harbor Boulevard Floor 8 Weehawken, NJ 07086	27,564.28	7.90%

	TD Ameritrade, Inc. 200 S 108th Avenue Omaha, NE 68154	17,956.74	5.15%

Cullen Emerging Markets High Dividend Fund (I)	National Financial Services, LLC 82 Devonshire St Mail Zone Ze7f Boston, Ma 02109	4,524,341.05	24.69%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	4,278,401.42	23.69%

	Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza Floor 12 New York, NY 10004	2,889,287.44	15.98%

	Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	2,679,383.92	14.80%

	UBS Financial Services, Inc. Attn: Compliance Dept. 1000 Harbor Boulevard Floor 8 Weehawken, NJ 07086	2,594,695.62	14.37%

Cullen Enhanced Equity Income Fund (Retail)	Cullen 2011 Descendants' Trust DTD 02/11/2011 Brooks H Cullen & Jeff Battaglia Trustees 645 Fifth Avenue Suite 1201 New York NY 10022	50,000.00	100.00%

Cullen Enhanced Equity Income Fund (C)	Cullen 2011 Descendants' Trust DTD 02/11/2011 Brooks H Cullen & Jeff Battaglia Trustees 645 Fifth Avenue Suite 1201 New York NY 10022	50,000.00	100.00%

Cullen Enhanced Equity Income Fund (I)	Cullen 2011 Descendants' Trust DTD 02/11/2011 Brooks H Cullen & Jeff Battaglia Trustees 645 Fifth Avenue Suite 1201 New York NY 10022	400,000.00	100.00%

Beneficial Ownership by Trustees and Officers

As of March 11, 2016, the trustees and officers of each Fund collectively beneficially owned less than 1% of the outstanding shares of each class of each Fund, except as set forth below.

Fund (Class)	Shares Held	Percentage of Outstanding Shares
Cullen High Dividend Equity Fund (R1)	5,623.20	2.83%
Cullen High Dividend Equity Fund (R2)	5,627.37	2.38%
Cullen International High Dividend Fund (Retail)	61,330.81	1.46%
Cullen International High Dividend Fund (I)	313,730.08	1.59%
Cullen International High Dividend Fund (R1)	4,808.14	89.12%
Cullen International High Dividend Fund (R2)	4,903.51	30.41%
Cullen Small Cap Value Fund (Retail)	5,368.79	6.88%
Cullen Small Cap Value Fund (I)	216,020.78	55.55%
Cullen Small Cap Value Fund (C)	127.16	1.49%
Cullen Value Fund (Retail)	11,471.18	18.76%
Cullen Value Fund (I)	631,703.31	29.35%
Cullen Value Fund (C)	10,414.96	39.83%
Cullen Emerging Markets High Dividend Fund (C)	10,773.25	3.09%
Cullen Enhanced Equity Income Fund (Retail)	50,000.00	100.00%
Cullen Enhanced Equity Income Fund (I)	400,000.00	100.00%
Cullen Enhanced Equity Income Fund (C)	50,000.00	100.00%

PROPOSAL: ELECTION OF TRUSTEES: ALL FUNDS

Section 16 of the Investment Company Act effectively requires that at least 2/3 of the members of a mutual fund’s board be elected by shareholders. The Trust has not elected Board members since September 15, 2010 (the “September 2010 Meeting”). Since that time, as a result of subsequent appointments of new Board members, the Trust has approached its statutory limitation under the Investment Company Act and can no longer appoint additional Board members without a shareholder vote.

In order to assure the continuity and uninterrupted functioning of the Board, and to allow the Board to appoint new Trustees in the future as circumstances and conditions may warrant, the Trust’s current Trustees believe that it is prudent and appropriate for shareholders to elect Dr. Forman to his first term, and to elect each of Messrs. Campbell, Cullen, Fredericks, Garry, Hemmings and Wildman (current Trustees of the Trust) to an additional term, as a Trustee at the Special Meeting (each, a “Trustee Nominee”). Four of the Trustee Nominees—Messrs. Campbell, Cullen, Fredericks and Garry—were previously elected Trustees by shareholders at the September 2010 Meeting while Messrs. Wildman and Hemmings were appointed to fill interim Trustee vacancies by the Independent Trustees in May 2012 and May 2015, respectively.

By electing the Trustee Nominees, the Trustees of the Trust will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the Investment Company Act. Additionally, election of the Trustee Nominees would increase the size of the Board and increase the number and percentage of the members of the Board who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust (trustees who are not such “interested persons” being herein referred to as “Independent Trustees”). Accordingly, it is proposed, and the Board recommends, that shareholders elect the Trustee Nominees identified in this Proxy Statement.

Interested Trustee Nominee

Name, Age and Address	Positions Held With the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (Assuming Shareholder Approval)	Other Trusteeships Held by Trustee

James P. Cullen**† Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1938	Trustee and President††	Since 2000	Chief Executive Officer , Controlling Member and Portfolio Manager, Cullen Capital Management LLC, since May 2000; Chief Executive Officer, Schafer Cullen Capital Management, Inc., a registered investment adviser, from December 1982 to present.	6	None

*   Each Trustee shall hold office until he resigns, is removed or his successor is duly elected and qualified.

**	Mr. James P. Cullen is an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act due to his affiliations with Cullen Capital Management LLC.

†    Mr. James P. Cullen is the father of Mr. Brooks H. Cullen.

††  Elected as a trustee by shareholders at the September 2010 Meeting.

Independent Trustee Nominees

Name, Age and Address	Positions Held With the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (Assuming Shareholder Approval)	Other Trusteeships Held by Trustee

Daniel J. Campbell c/o Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1945	Independent Trustee††	Since 2010	Retired since 2003; Managing Director Global Hybrid Capital Products, Deutsche Bank 2001 to 2003; Managing Director Preferred Bond Trading / Global Head Fixed Income Capital Products, Merrill Lynch 1983 to 2001.	6	None

Walter H. Forman c/o Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1945	Independent Trustee Nominee	N/A	Diagnostic Radiologist. Co-owner of Palm Beach Radiology (Palm Beach Florida), a medical imaging center.	6	None

Stephen G. Fredericks c/o Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1942	Independent Trustee††	Since 2002	Retired since July 2009; Institutional Trader, Raymond James & Associates, February 2002 to July 2009; Institutional Trader, ABN AMRO Inc, January 1995 to May 2001.	6	None

Robert J. Garry c/o Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1945	Independent Trustee††	Since 2000	Retired since July 2010, Executive Vice President/ Chief Financial Officer, New York City Off-Track Betting Corporation, November 2007 to July 2010; Corporate Controller, Yonkers Racing Corporation, 2001 to September 2007; Chief Operations Officer, The Tennis Network Inc., March 2000 to 2001; Senior Vice President and Chief Financial Officer, National Thoroughbred Racing Association, 1998 to 2000; Director of Finance and Chief Financial Officer, United States Tennis Association, prior thereto.	6	None

James H. Wildman c/o Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1940	Independent Trustee	Since 2012	Retired since 2001; Managing Partner, King & Spalding LLP, New York City, 1992 to 2001. Managing Partner, King & Spalding LLP, (firmwide), 1989 to 1992.	6	None

Jeffrey P. Hemmings c/o Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1941	Independent Trustee	Since 2015	Retired since November, 2012; Account Vice President, UBS Financial Services, Inc, 1988-2012, Account Executive, EFHutton and Co., Inc. 1970-1988.	6	None

*     Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified.

††   Elected as a trustee by shareholders at the September 2010 Meeting.

None of the Trustee Nominees serve as a director of any public company other than the Trust. (This includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 or other investment companies registered under the Investment Company Act.)

At a meeting held on February 11, 2016, the Nominating Committee of the Board nominated the Trust’s six current Trustees and one new Trustee candidate for consideration by the Board. At a meeting held on February 11, 2016, the Board received, accepted and endorsed the nominations presented by the Nominating Committee, nominated all Trustee Nominees and voted to present each of them to shareholders for election.

If elected, the term of each Trustee Nominee, including each current Independent Trustee, will being/renew on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, on such later date as shareholder approval is obtained. If Proposal 1 is approved with respect to the Trust it is anticipated that Mr. James P. Cullen will remain Chairman of the Board of the Trust, until any successor is elected. Mr. Cullen is an interested Trustee Nominee.

The Trust believes that the Trustee Nominees bring a wide range of expertise to the Board. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements for the Trust. If any or all of the Trustee Nominees are not elected, any Trustees elected or holding over will consider what additional action, if any, is appropriate based on the interests of the Funds’ shareholders.

Each of the Trustee Nominees has agreed to serve/continue to serve if elected at the Meeting. It is the intention of the persons designated as proxy holders in this Joint Proxy Statement, unless otherwise directed therein, to vote at the Meeting FOR the election of the Trustee Nominees named in the two tables above. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxy will vote the subject shares for such other person(s) as the Board may recommend. Proxies that do not contain specific instructions to the contrary will be voted in favor of the election of each of the Trustee Nominees.

The table below sets forth certain information concerning the Trust’s officers, with the exception of James P. Cullen, with respect to whom information is set forth above.

Officers of the Trust

Name, Address and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Brooks H. Cullen† Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1967	Vice President	Since 2000	Vice Chairman and Portfolio Manager, Cullen Capital Management LLC, since May 2000; Vice Chairman and Portfolio Manager Schafer Cullen Capital Management, Inc., 1996 to present.

Rahul D. Sharma Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1970	Secretary	Since 2000	Executive Director, Cullen Capital Management LLC, since May 2000; Portfolio Manager, Cullen Capital Management LLC, 2007 to present; Executive Director and Portfolio Manager, Schafer Cullen Capital Management, Inc., 1998 to present.

Steven M. Mullooly Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1964	Chief Compliance Officer	Since 2006	Chief Compliance Officer, Cullen Capital Management LLC since August 2006; Chief Compliance Officer, Ladenburg Thalmann & Co., Inc., Ladenburg Thalmann Asset Management, and Ladenburg Thalmann Europe, November 2004 to June 2006; Vice President – Compliance, Donaldson Lufkin and Jenrette and Co., July 2000 to June 2004.

Jeffrey T. Battaglia Cullen Capital Management LLC 645 Fifth Avenue, Suite 1201 New York, NY 10022 Born: 1978	Treasurer	Since 2007	Chief Operating Officer, Cullen Capital Management LLC and Schafer Cullen Capital Management, Inc., since February 2007; Manager, KPMG LLP, September 2001 to February 2007.

*    Officers hold their positions with the Trust until a successor has been duly elected and qualified.

†    Mr. Brooks H. Cullen is the son of Mr. James P. Cullen.

Information Concerning Management of the Adviser

The individuals listed below serve as principal executive officers of the Adviser. A “*” indicates that an officer also holds a position as an officer or Trustee with respect to the Trust.

James P. Cullen*	Chairman and Chief Executive Officer

Brooks H. Cullen*	Vice Chairman

Jeffrey T. Battaglia*	Chief Operating Officer

Rahul D. Sharma*	Executive Director

Steven M. Mullooly*	Chief Compliance Officer

The table in Exhibit A sets forth the dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in each Fund as of March 11, 2016.

As of the Record Date, the Independent Trustee Nominees (each Trustee Nominee who, if elected, would qualify as an Independent Trustee, an “Independent Trustee Nominee”) and their immediate family members did not own, beneficially or of record, any securities in the Adviser, ALPS Distributors or in any persons (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS Distributors.

Qualifications of Trustees

Generally, no one factor was decisive in the original selection of the Trustees to the Board, nor in the nomination of the Trustee Nominees. Qualifications considered by the Board to be important to the selection and retention of Trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise at performing policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective Trustee. In addition, the individual’s ability to review and critically evaluate information, evaluate Fund service providers and exercise good business judgment on behalf of the Funds’ shareholders, as well as prior service on the Board and familiarity with the Funds, are considered important attributes.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the Board. Each Trustee’s individual educational and professional experience is summarized in the tables above.

Responsibilities of the Board

The Board is responsible for overseeing the Adviser’s management and operations of the Funds pursuant to the respective investment management agreements. Trustees also have significant responsibilities under the federal securities laws. Among other things, they

•	oversee the performance of the Funds;

•	monitor the quality of the advisory and shareholder services provided by the Adviser;

•	review annually the fees paid to the Adviser for its services;

•	monitor potential conflicts of interest between the Funds and the Adviser;

•	monitor distribution activities, custody of assets and the valuation of securities; and

•	oversee the Funds’ compliance program.

In performing their duties, Trustees receive detailed information about the Funds and the Adviser on a regular basis, and meet at least quarterly with management of the Adviser to review reports relating to each Fund’s operations. The Trustees’ role is to provide oversight and not to provide day-to-day management.

The Board has all powers necessary or convenient to carry out its responsibilities. The Board may, for instance, adopt bylaws providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such bylaws do not reserve that right to the shareholders. They may increase or reduce the number of Board members and may, subject to the relevant provisions of the Investment Company Act, fill Board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees who may exercise the powers and authority of the Board as determined by the Trustees. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Board committee and to any agent or employee of the Trust or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a Fund.

Unlike public operating companies, mutual funds do not typically hold annual meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by Trustees.

To communicate with the Board or a Trustee, a shareholder should send a written communication addressed to the Board or Trustee to the attention of the Secretary of the Trust at the following address: 645 Fifth Avenue, Suite 1201 New York, NY 10022. Shareholders who prefer to communicate by email may send their comments to info@cullenfunds.com. All shareholder communications received will be forwarded to the Board or to the appropriate Trustee.

Risk Oversight by the Board

As previously disclosed, the Board oversees the management of the Trust and the Funds and meets at least quarterly with management of the Adviser to review reports and receive information regarding each Fund’s operations. Risk oversight relating to the Trust and the Funds is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described above, the Board’s committees assist the Board in overseeing various types of risks relating to the Trust and the Funds. The Board receives reports from committees regarding their areas of responsibility and, through those reports and its interactions with management of the Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Adviser’s risk management process. In addition, the Board receives information regarding, and has discussions with senior management of the Adviser about, the Adviser’s risk management systems and strategies. Finally, the Funds’ Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Trustees. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Board regarding any problems associated with the Funds’ compliance policies and procedures that could expose the Funds to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Remuneration of Trustees

No employee of the Adviser or ALPS Distributors or any of their affiliates receives any compensation from the Trust or a Fund for acting as an officer or Trustee of the Trust. The Independent Trustees are paid a fee of $3,333 from each Fund for each Board meeting of the Trust that they attend.

The table in Exhibit B set forth information concerning the aggregate compensation received by each Trustee from the Trust and total compensation received by each Trustee from each of the Funds for the Trust’s most recent fiscal year. The Trustees do not receive any pension or retirement benefits from the Trust.

Board Leadership Structure and Board Committees

James P. Cullen currently serves as the Chairman of the Board and Chief Executive Officer of the Trust and has served in such capacity since the inception of the Trust in 2000. Mr. Cullen is the only member who is an “interested person” as that term is defined in the Investment Company Act. The remaining members are expected for the foreseeable future to continue to be Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Funds’ CCO and independent auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of the Trust. The Board has also established several committees, as described below. Each of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee is comprised solely of Independent Trustees. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Garry, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board believes that the current leadership structure, with Independent Trustees filling all but one position on the Board, and with these Board committees comprised only of Independent Trustees, is appropriate and allows for independent oversight of the Funds. The Board further believes that having Mr. Cullen serve as Chairman brings management and financial insight that is important to the Board’s decisions and also is in the best interest of shareholders.

The Board of Trustees has an Audit Committee, a Nominating Committee, a Qualified Legal Compliance Committee and a Valuation Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee is comprised of Messrs. Campbell, Garry and Fredericks, each of whom is an Independent Trustee. The Audit Committee charter is attached as Exhibit C. The Nominating Committee is comprised of Messrs. Campbell, Garry and Fredericks and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee generally does not consider nominees recommended by security holders. The Qualified Legal Compliance Committee is comprised of Messrs.  Garry, Fredericks and Wildman and is responsible for overseeing the Trust’s compliance with legal and regulatory requirements. The Valuation Committee, which is comprised of Messrs. Cullen and Battaglia, is responsible for (1) monitoring the valuation of Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Audit Committee met two (2) times, the Nominating Committee met one (1) time, the Qualified Legal Compliance Committee did not meet and the Valuation Committee met eight (8) times during the Trust’s fiscal year ended June 30, 2015.

The Board of the Trust, including the Independent Trustees, unanimously recommends that the shareholders of the Funds vote “For” the election of each of the Trustee Nominees.

OTHER INFORMATION

All proxies received by the management of the Trust will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR all Trustee Nominees. Management knows of no other matters to be brought before either Meeting. If, however, any other matters properly come before a Meeting, it is management’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Information on the Trust’s Independent Accountants

PricewaterhouseCoopers LLP (“PWC”), 1900 16th St, Suite 1600, Denver, CO 80202, serves as the Trust’s independent registered public accounting firm. Representatives of PWC are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Information about Audit and Other Fees

Audit Fees

For the Registrant’s fiscal years ended June 30, 2015 and June 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $144,600 and $139,000, respectively.

Audit-Related Fees

For the Registrant’s fiscal years ended June 30, 2015 and June 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements not otherwise included under “Audit Fees” above were $0 and $0, respectively.

Tax Fees

For the Registrant’s fiscal years ended June 30, 2015 and June 30, 2014, aggregate fees of $55,900 and $53,750, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

All Other Fees

For the Registrant’s fiscal years ended June 30, 2015 and June 30, 2014, aggregate fees of $22,430 and $8,677, respectively, were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item. These services were related to International Reclaim Tax Services. The Audit Committee approves all audit services and any permitted non-audit services to be provided by PWC directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by PWC to (1) the Adviser and (2) any entity in a control relationship with the Adviser that provides ongoing services to the Funds (“Affiliated Service Providers”), provided that the engagement of PWC relates directly to the operation and financial reporting of the Funds.

The Audit Committee has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Trust’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Audit Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.

For each Fund’s two most recent fiscal years, there were no fees paid for non-audit services to the Adviser and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Solicitation of Proxies

Costs associated with the Meeting, including the expenses of preparing, printing and distributing this Proxy Statement and legal expenses, will be borne by the Adviser. In addition to solicitation by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

The Trust has engaged Broadridge Financial Solutions, Inc. (the “Agent”) to assist in the proxy effort for the Trust.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust, or by the Agent. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners of Fund shares and to obtain approval for the execution of proxies. The Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone or by the Internet, the shareholder may still submit the proxy cards originally sent with this Joint Proxy Statement or may attend in person. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable by the shareholder.

SHAREHOLDER PROPOSALS

Proposals of shareholders which are intended to be presented at a future shareholders’ meeting must be received by a Fund within a reasonable time prior to the Funds’ solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a shareholder meeting.

DELIVERY OF PROXY STATEMENTS

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of future communications from the Funds should contact their broker or the Adviser at (212) 644-1800. If, at any time in the future, you no longer wish to participate in “householding” and in the future would prefer to receive a separate proxy statement, please direct a written request to the Adviser or call toll-free (877) 485-8586.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXIES IS REQUESTED. A SELF-
ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By order of the Board of Trustees,

Rahul D. Sharma
Secretary

Exhibit A

Securities Beneficially Owned by Each Trustee Nominee by Dollar Range*

The table below sets forth the dollar range of equity securities beneficially owned(1) by each Trustee Nominee in each Fund as of March 11, 2016.

Name of Trustee	High Dividend Fund	International High Dividend Fund	Small Cap Value Fund	Value Fund	Emerging Markets High Dividend Fund	Enhanced Equity Income Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

James P. Cullen, Interested Trustee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000

Robert J. Garry, Independent Trustee	None	None	None	None	None	None	None

Stephen G. Fredericks, Independent Trustee	None	None	None	None	None	None	None

Daniel J. Campbell, Independent Trustee	None	None	None	None	None	None	None

James H. Wildman, Independent Trustee	None	None	None	None	None	None	None

Jeffrey Hemmings, Independent Trustee	None	None	None	None	None	None	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

A-1

Exhibit B

Trustee Nominee Compensation Table

The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended June 30, 2015. No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.

Name and Position	Aggregate Compensation from High Dividend Fund	Aggregate Compensation from International High Dividend Fund	Aggregate Compensation from Small Cap Value Fund	Aggregate Compensation from Value Fund	Aggregate Compensation from Emerging Markets High Dividend Fund	Aggregate Compensation from Enhanced Equity Income Fund***	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees

Robert J. Garry, Independent Trustee	$16,000	$16,000	$16,000	$16,000	$16,000	$0	$0	$0	$80,000

Stephen G. Fredericks, Independent Trustee	$16,000	$16,000	$16,000	$16,000	$16,000	$0	$0	$0	$80,000

Daniel J. Campbell, Independent Trustee	$16,000	$16,000	$16,000	$16,000	$16,000	$0	$0	$0	$80,000

James H. Wildman, Independent Trustee	$16,000	$16,000	$16,000	$16,000	$16,000	$0	$0	$0	$80,000

Jeffrey Hemmings, Independent Trustee**	$8,000	$8,000	$8,000	$8,000	$8,000	$0	$0	$0	$40,000

James P. Cullen, Interested Trustee	$0	$0	$0	$0	$0	$0	$0	$0	$0

**    Mr. Jeffrey Hemmings was elected to the Board of Trustees effective May 14, 2015.

*** The Enhanced Equity Income Fund commenced operations on December 15, 2015.

Each incumbent Trustee attended each meeting of the Board held during the fiscal year of the Trust ended June 30, 2015. It is expected that the Trustees will continue to meet at least four times a year at regularly scheduled intervals.

B-1

Exhibit C

Audit Committee Charter

Organization

The Audit Committee of the Board of Trustees shall be composed of Trustees who are independent of the management of the Cullen Funds Trust (the “Trust”) and are free of any relationship which, in the opinion of the Board of Trustees, would interfere with their exercise of independent judgment as Audit Committee members.

Statement of Policy

Management of the Trust, as overseen by the Board of Trustees, is primarily responsible for the Trust’s internal controls. The Audit Committee shall assist the Trustees in fulfilling their responsibilities to shareholders, potential shareholders and the investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, and compliance with applicable laws and regulations. In so doing, the Board of Trustees and the Audit Committee should make it clear to the auditors that the Board of Trustees, as representatives of the shareholders, not management, should be the client. Further, the Audit Committee shall be responsible for maintaining free and open communication among the Trustees, the independent auditors, the Trust’s Controller and other management of the Trust.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be flexible so that it can best react to changing conditions to provide the Trustees and shareholders with reasonable assurance that the Trust’s accounting and reporting practices are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will, as necessary and appropriate:

•	Create open lines of communication between the independent auditors and the Audit Committee.

•	Review and recommend to the Trustees the independent auditors to be selected to audit the Trust’s financial statements. In addition, the Audit Committee should review the auditors’ fees to determine whether they are appropriate for the services rendered.

•	If recommended by the independent auditors, meet with such auditors prior to the commencement of the audit each year to review the scope of the audit and the audit procedures to be performed.

•	Meet with the independent auditors at the conclusion of each audit to review the results of the audit, including any comments or recommendations of the independent auditors. Further, the Audit Committee should report the results of the annual audit to the Board of Trustees.

•	Confirm and ensure the independence of the independent auditors, and review the tax, management consulting or other services provided by the independent auditors to the Trust or its investment adviser or any of their respective affiliates, and the related fees paid to the independent auditors for such services.

•	Review the adequacy and effectiveness of the Trust’s internal controls, including the controls over computerized information systems, with the independent auditors and the Trust’s financial and accounting personnel, and elicit recommendations for improving internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions or procedures that might be deemed illegal or otherwise improper.

•	Review legal and regulatory matters that may have a material effect on the financial statements, the Trust’s related compliance policies and programs, and the related reports received from regulators.

•	Inquire of management and the independent auditors regarding significant risks or exposures, and assess the steps management of the Trust has taken or proposes to take to minimize such risks and exposures.

•	Review with management and the independent auditors the audited financial statements contained in the annual report to shareholders. Further, the Audit Committee should inquire of the auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, the Audit Committee should inquire of the auditors regarding their reasoning in accepting or questioning management’s significant estimates.

C-1

•	Inquire of the auditors regarding their judgments about whether management’s accounting principles and estimates are conservative, moderate, or aggressive from the perspective of income, assets and liability recognition, and whether those principles are common practices or unusual practices. Also, the Audit Committee should discuss with the auditors how the Trust’s choices of accounting principles and disclosure practices may affect shareholders’ and prospective shareholders’ views and attitudes about the Trust.

•	Request that management inform the Audit Committee of all new or changed significant accounting principles and disclosure practices on a timely basis. Further, the Audit Committee should inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of any changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

•	Meet separately with the independent auditors outside the presence of management. Among the items to be discussed should be the independent auditors’ evaluation of the Trust’s financial, accounting and internal auditing personnel, and the cooperation that the independent auditors received during the audit.

•	Review with the Trust’s management the adequacy of the accounting and finance human resources and succession planning.

•	Investigate any matters brought to the Audit Committee’s attention which are within the scope of its duties, and retain outside counsel or other professionals to investigate the matters if, in the Audit Committee’s judgment, such retention is appropriate.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters considered at each Audit Committee meeting with, the Board of Trustees.

C-2

FORM OF PROXY CARD

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E04941-S43835	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Election of Trustees - The Board of Trustees recommends					For	Withhold	For All	To withhold authority to vote for any individual
a vote FOR all nominees listed:					All	All	Except	nominee(s), mark "For All Except" and write the
								name(s) of the nominee(s) on the line below.
1.	Election of Trustees.
					☐	☐	☐
	Nominees:

	01)	James P. Cullen	05)	Walter H. Forman
	02)	Daniel J. Campbell	06)	Jeffrey P. Hemmings
	03)	Stephen G. Fredericks	07)	James H. Wildman
	04)	Robert J. Garry

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Trustee named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E04942-S43835

Proxy

CULLEN FUNDS TRUST

For the Special Meeting of Shareholders to Be Held on Friday, April 29, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CULLEN FUNDS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Cullen Funds Trust (the “Board”, with members of the Board referred to as “Trustees”) from the shareholders of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund, the Cullen Small Cap Value Fund, the Cullen Value Fund, the Cullen Emerging Markets High Dividend Fund and the Cullen Enhanced Equity Income Fund (each, a “Fund” and collectively, the “Funds”), each of which is a series of the Trust, to be voted at a special meeting of the shareholders of the Funds (the “Meeting”) .. The Trust is a statutory trust organized under the laws of the State of Delaware. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Meeting is scheduled to be held at 11 a.m., Eastern time on April 29, 2016 at the offices of Cullen Capital Management LLC, the Funds’ investment adviser (the “Adviser”), 645 Fifth Avenue, Suite 1201, New York, New York and at any adjournment thereof to vote on the proposals described in this Proxy Statement. The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders of each Fund at the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should both sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who must state his or her title.

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